
                                                               Exhibit (d)(viii)

                                   SCHEDULE D
                       INVESTMENT ADVISORY AGREEMENT FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

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FUND                                                                               DATE
----                                                                               ----
SCHWAB CALIFORNIA MUNICIPAL MONEY FUND                                             June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab California
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB U.S. TREASURY MONEY FUND                                                    June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab U.S Treasury
Money Fund's average daily net assets not in excess of $1 billion; thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB VALUE ADVANTAGE MONEY FUND                                                  June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Value Advantage
Money Fund's average daily net assets not in excess of $1 billion; thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB RETIREMENT ADVANTAGE MONEY FUND (FORMERLY SCHWAB INSTITUTIONAL ADVANTAGE    June 1, 2001
MONEY FUND)

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Retirement
Advantage Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20


                                                               Exhibit (d)(viii)

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
billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB RETIREMENT MONEY FUND                                                       June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Retirement Money
Fund's average daily net assets not in excess of $1 billion; thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB NEW YORK MUNICIPAL MONEY FUND                                               June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab New York
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB GOVERNMENT CASH RESERVES FUND                                               June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Government Cash
Reserves Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND                                             June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab New Jersey
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.
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                                                               Exhibit (d)(viii)

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
SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND                                           June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Pennsylvania
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB FLORIDA MUNICIPAL MONEY FUND                                                June 1, 2001

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Florida
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND                                          April 21, 2003

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Massachusetts
Municipal Money Fund's average daily net assets not in excess of $1 billion;
thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB CASH RESERVES                                                               July 9, 2004

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Cash Reserves' average daily net assets not in excess of $1 billion; thirty-five one-hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion;
twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

SCHWAB ADVISOR CASH RESERVES                                                       July 9, 2004

Thirty-eight one-hundredths of one percent (.38%) of the Schwab Advisor Cash
Reserves' average daily net assets not in excess of $1 billion; thirty-five one-
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                                                               Exhibit (d)(viii)

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
hundredths of one percent (.35%) of such net assets over $1 billion but not in excess of $10 billion; thirty-two one-hundredths of one percent (.32%) of such net assets over $10 billion but not in excess of $20 billion; thirty one-hundredths of one percent (.30%) of such assets over $20 billion but not in excess of $40 billion; twenty-seven one-hundredths of one percent (.27%) of such assets over $40 billion.

                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By: /s/ Stephen B. Ward
                                        ---------------------------
                                        Stephen B. Ward,
                                        Senior Vice President
                                        and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/ Randall W. Merk
                                        ---------------------------
                                        Randall W. Merk,
                                        Executive Vice President

Dated as of July 9, 2004